UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): November 18, 2016

INTEGRATED FREIGHT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Florida	000-14273	84–0868815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Lake Avenue Extension – 208 Danbury, Connecticut	06811
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 628-7142

____________None______________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2016, David Fuselier, Chief Executive Officer and Chairman of the Board of the Company, tendered his resignation from both positions to the Board effective November 18, 2016.  The Board of Directors has accepted his resignation.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit	Description
None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Freight Corporation

/s/ Henry Hoffman

Henry Hoffman

President and Chief Operating Officer

Date: December 5, 2016